                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )


FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]


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Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))


                   TRANSAMERICA VARIABLE INSURANCE FUND, INC.
                (Name of Registrant as Specified In Its Charter)

                                NAME OF COMPANY
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

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

                   TRANSAMERICA VARIABLE INSURANCE FUND, INC.
                            1150 SOUTH OLIVE STREET
                             LOS ANGELES, CA 90015
                                 (800) 258-4260

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:


     Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of Transamerica Variable Insurance Fund, Inc., a Maryland corporation (the "Corporation"), will be held on June 16, 1999, at 9 a.m. (Pacific Time), at the executive offices of the Corporation, 1150 South Olive Street, Los Angeles, CA 90015. At the Special Meeting, you and the other shareholders of the Corporation will be asked to consider and vote on the following matters:


     1. To approve a new investment advisory agreement, relating to each of the Growth Portfolio and the Money Market Portfolio, each a portfolio series of the Corporation, between Transamerica Occidental Life Insurance Company and the Corporation as discussed in Part I of the attached Proxy Statement. (Each investment advisory agreement will be voted on only by shareholders of the relevant Portfolio.)

     2. To approve a new investment sub-advisory agreement, relating to each of the Growth Portfolio and the Money Market Portfolio, each a portfolio series of the Corporation, between Transamerica Occidental Life Insurance Company and Transamerica Investment Services, Inc., as discussed in Part II of the attached Proxy Statement. (Each investment sub-advisory agreement will be voted on only by shareholders of the relevant Portfolio.)

     3. To elect four directors to the Board of Directors of the Corporation, as discussed in Part III of the attached Proxy Statement.

     4. To ratify or reject the selection by the Board of Directors of Ernst & Young LLP as independent public accountants to the Corporation for the fiscal year ending December 31, 1999, as discussed in Part IV of the attached Proxy Statement.

     5. To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.


                                          By Order of the Board of Directors

                                          /s/ Regina Fink

                                          Regina M. Fink
                                          Secretary


Los Angeles, California

May 20, 1999

                   TRANSAMERICA VARIABLE INSURANCE FUND, INC.
                            1150 SOUTH OLIVE STREET
                             LOS ANGELES, CA 90015
                                 (800) 258-4260

                                PROXY STATEMENT


     Transamerica Variable Insurance Fund, Inc. (the "Corporation") serves as an underlying funding vehicle for use in connection with variable annuity and variable life insurance contracts (the "Contracts") issued by Transamerica Occidental Life Insurance Company, Transamerica Life Insurance and Annuity Company and Transamerica Life Insurance Company of New York (collectively, the "Variable Insurers"). Consequently, as used herein, the term "shareholder" refers to each of the Variable Insurers that has invested in the Corporation. With one exception noted below, the Variable Insurers hold shares of the Corporation in their respective separate accounts in which contributions and premiums received under the Contracts are invested; these separate accounts in turn purchase shares of the Corporation, as described in the Corporation's prospectus. The Corporation expects that the Variable Insurers will offer to the owners of the Contracts (the "Contract Owners") the right to give such Variable Insurers instructions as to how those shares of the Corporation attributable to their Contracts should be voted. Certain of the shares of the Corporation, as more fully described below, are owned directly by Transamerica Life Insurance and Annuity Company ("TALIAC") and not on behalf of any of its separate accounts, and are therefore not attributable to any Contracts.



     This Proxy Statement is furnished on behalf of the Board of Directors of the Corporation (the "Board") to the shareholders of the Corporation for their use in obtaining instructions from the Contract Owners as to how to vote on the proposals to be considered at the Special Meeting of Shareholders of the Corporation, to be held at the executive offices of the Corporation, 1150 South Olive Street, Los Angeles, California 90015, on June 16, 1999 at 9 a.m. (Pacific
Time), and at any and all adjournments thereof (the "Special Meeting").


     The Corporation currently consists of two series of shares that have commenced operations, the Growth Portfolio and the Money Market Portfolio (each a "Portfolio" and, collectively, the "Portfolios").


     It is expected that the Variable Insurers will each attend the Special Meeting in person or by proxy and will vote shares of the Corporation held by them on behalf of their respective separate accounts in accordance with voting instructions received from Contract Owners. The Corporation expects, with respect to each Variable Insurer separate account that holds shares of a Portfolio, that all shares of that Portfolio attributable to Contracts allocated to that separate account for which no voting instructions have been received and all shares attributable to amounts retained by that Variable Insurer in that separate account will be voted in the same manner and in the same proportions as are the shares attributable to Contracts allocated to that separate account for which voting instructions have been received. The number of shares for which a Contract Owner has the right to give voting instructions with respect to the Special Meeting was determined as of the close of business on May 10, 1999 (the "Record Date").



     This Proxy Statement and the Notice of Special Meeting are first being sent to shareholders on or about May 21, 1999 or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Corporation, c/o Transamerica Occidental Life Insurance Company, at the address shown at the beginning of this Proxy Statement) or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Corporation. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposals referred to in the Proxy Statement.



     The Corporation expects that voting instruction forms, prepared for use by the Variable Insurers, as well as this Proxy Statement, will be mailed to the Contract Owners on or about May 21, 1999, or as soon as practicable thereafter, in order to obtain voting instructions from the Contract Owners.

     Shareholders are being asked to vote on four proposals at the Special Meeting. Shareholders will vote on these proposals as set forth below.



            DESCRIPTION OF PROPOSAL                                VOTING PROCEDURE
            -----------------------                                ----------------
Proposal 1  Approval of New Investment Advisory Agreement........  Shareholders of each Portfolio vote separately.
Proposal 2  Approval of New Investment Sub-Advisory Agreement....  Shareholders of each Portfolio vote separately.
Proposal 3  Election of Directors................................  Shareholders of all Portfolios
                                                                   vote together as a single class.
Proposal 4  Ratification of Accountants..........................  Shareholders of all Portfolios
                                                                   vote together as a single class.



     The presence at the Special Meeting, in person or by proxy, of the holders of one-third of the votes of the relevant Portfolio (for proposals on which each Portfolio votes separately, such as Proposals 1 and 2) or of the Corporation (for proposals on which all Portfolios vote as a single class, such as Proposals 3 and 4) entitled to be voted shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum, abstentions will be counted as present. With respect to each Portfolio, Proposals 1 and 2 require the approval of a "majority of the outstanding voting securities" of such Portfolio, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Abstentions and broker "nonvotes" will have the effect of a vote against Proposals 1 and 2. See "Proposal 1 -- Required Vote" and "Proposal 2 -- Required Vote." Broker "nonvotes" occur when the Corporation receives a proxy from a broker or nominee who does not have discretionary power to vote on a particular matter and the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote the shares represented by the proxy. With respect to Proposals 3 and 4, all Portfolios will vote together as a single class. Proposal 3 requires a plurality vote for the election of each director, and Proposal 4 requires a majority of the votes cast at the Special Meeting for approval. Abstentions and broker nonvotes will not be counted in favor of or against Proposals 3 and 4. See "Proposal 3 -- Required Vote" and "Proposal
4 -- Required Vote."



     The solicitation of voting instructions will be made primarily by mail, but may be supplemented by telephone calls, telegrams, personal interviews and other communications by officers, employees and agents of Transamerica Corporation ("Transamerica") and its affiliates. Voting instructions may be obtained telephonically or by electronic transmission. The Variable Insurers have retained Georgeson & Company Inc., 88 Pine Street, New York, NY 10005, to aid in the solicitation of voting instructions. The costs of retaining Georgeson & Company Inc., which are anticipated to be approximately $10,000, and other expenses incurred in connection with the solicitation of voting instructions and the holding of the Special Meeting, will be borne by Transamerica or its affiliates and not by the Corporation.



     Each holder of record of a share (or fraction thereof) of the Corporation, as to any matter on which such holder is entitled to vote, on all business at the Special Meeting, will be entitled to one vote for each dollar of net asset value of the Corporation's stock standing in such holder's name on the books of the Corporation on the Record Date. The table provided in Appendix 1 sets forth the number of shares outstanding for each Portfolio as of the Record Date.



     As noted above, except for certain shares owned by TALIAC, the Corporation sells shares only in connection with Contracts issued by the Variable Insurers. As of May 10, 1999, Transamerica and its indirect wholly-owned subsidiaries, Transamerica Occidental Life Insurance Company, TALIAC and Transamerica Life Insurance Company of New York, owned 100% of the Corporation's outstanding shares. Also as of May 10, 1999, TALIAC owned beneficially 2,128,906 shares, or 23.85%, of the Money Market Portfolio, which shares are not allocated to any separate account and are therefore not attributable to any Contracts. As indicated above, the Corporation expects that the Variable Insurers will offer to Contract Owners the right to give such Variable Insurers instructions as to how those shares of a Portfolio attributable to their Contracts should be voted. To the best of the Corporation's knowledge, as of May 10, 1999, no Contract Owner had the right to give voting instructions with respect to 5% or more of any Portfolio's outstanding shares.

     To the best of the Corporation's knowledge, as of May 10, 1999, no director, nominee for director or executive officer of the Corporation owned any Contracts entitling such director, nominee or executive officer to give voting instructions with respect to any shares of the Corporation.



     Each Portfolio provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. Shareholders can receive an additional copy of the most recent annual report for each Portfolio and a copy of any more recent semi-annual report, without charge, by calling 800-258-4260 or by writing the Corporation at the address shown at the beginning of this Proxy Statement.


                              I.  APPROVAL OF NEW
                         INVESTMENT ADVISORY AGREEMENT
                                  (PROPOSAL 1)


INTRODUCTION





     Transamerica Occidental Life Insurance Company ("TOLIC") acts as the investment adviser to each Portfolio pursuant to an investment advisory agreement entered into by the Corporation and TOLIC. The investment advisory agreement in effect with respect to each Portfolio and TOLIC prior to the consummation of the transaction described below between AEGON N.V. ("AEGON"), Tony Merger Corp. ("Merger Sub") and Transamerica (the "AEGON-Transamerica Transaction" or the "Transaction") is referred to in this Proxy Statement as a "Former Investment Advisory Agreement," and, collectively, the "Former Investment Advisory Agreements." The investment advisory agreement proposed to become effective with respect to each Portfolio and TOLIC as of the consummation of the AEGON-Transamerica Transaction is referred to in this Proxy Statement as a "New Investment Advisory Agreement" (collectively, the "New Investment Advisory Agreements," and, together with the Former Investment Advisory Agreements, the "Investment Advisory Agreements"). A copy of the master form of New Investment Advisory Agreement is attached as Exhibit A.



THE AEGON-TRANSAMERICA TRANSACTION



     TOLIC is an indirect wholly-owned subsidiary of Transamerica. On February 17, 1999, AEGON, Merger Sub, a wholly-owned subsidiary of AEGON, and Transamerica entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement"). Pursuant to the Merger Agreement, Transamerica will merge with and into Merger Sub. Merger Sub will be the surviving corporation in the Transaction, and the separate corporate existence of Transamerica will cease. The Certificate of Incorporation of Merger Sub will be amended to change the name of Merger Sub from Tony Merger Corp. to Transamerica Corporation. The result of the Transaction will be that Transamerica will become a wholly-owned subsidiary of AEGON.



     Consummation of the Transaction may be deemed to constitute an "assignment," as that term is defined in the 1940 Act, of each Portfolio's Former Investment Advisory Agreement with TOLIC. As required by the 1940 Act, each of the Former Investment Advisory Agreements provides for its automatic termination in the event of its assignment. Accordingly, a New Investment Advisory Agreement with respect to each Portfolio and TOLIC was approved by the Board and is now being proposed for approval by the shareholders of each Portfolio. TOLIC is seeking an exemptive order (the "Exemptive Order") from the Securities and Exchange Commission (the "SEC" or the "Commission") permitting each Portfolio to obtain shareholder approval of its New Investment Advisory Agreement within 150 days after the consummation of the Transaction, which is expected to occur in mid-June (and, consequently, within 150 days after the termination of its Former Investment Advisory Agreement). Pursuant to the Exemptive Order, should TOLIC choose to rely on it, each Portfolio's investment advisory fees would be held in escrow until the earlier of (i) shareholder approval of the Portfolio's New Investment Advisory Agreement and (ii) the expiration of the 150-day period. THE NEW INVESTMENT ADVISORY AGREEMENT FOR EACH PORTFOLIO IS SUBSTANTIALLY IDENTICAL TO THE CORRESPONDING FORMER INVESTMENT ADVISORY AGREEMENT, EXCEPT FOR THE DATE OF EXECUTION AND THE TERMINATION DATE. The material terms of the Investment Advisory Agreements are described under "Description of the Investment Advisory Agreements" below.


     In connection with the Transaction, certain executive officers of Transamerica and its subsidiaries, including TOLIC and Transamerica Investment Services, Inc. ("TIS"), the sub-adviser to the Portfolios, will receive certain benefits. Such benefits will include (i) the acceleration and cash-out of unvested stock options, vested stock options and stock appreciation rights and
(ii) payments made under certain value added incentive plans. Such benefits may also include severance payments that are contingent upon an executive officer's termination. Mr. Rolle, Chairman of the Board of Directors of the Corporation and an executive officer of TOLIC and TIS, will receive a portion of such benefits.


BOARD'S RECOMMENDATION


     The Board met on May 6, 1999, and the Board members, including the Board members who are not parties to the New Investment Advisory Agreements or the New Investment Sub-Advisory Agreements (as defined in Proposal 2 below) or "interested persons" (as defined in the 1940 Act) of any such party (the "Non-Interested Directors" or "Non-Interested Board members"), voted to approve the New Investment Advisory Agreements and to recommend approval to the shareholders of each applicable Portfolio.


BOARD'S EVALUATION

     On May 6, 1999, the Board met with senior management personnel of TOLIC. As a result of its review and consideration of the Transaction and the proposed New Investment Advisory Agreements, the Board voted unanimously to approve the applicable New Investment Advisory Agreement and to recommend it to the shareholders of the respective Portfolio for their approval.

     In connection with its review, TOLIC and AEGON represented to the Board that: although integration of the businesses of Transamerica and AEGON may occur and therefore some changes may result, it is the current intention that the Transaction will have no material effect on the operational management of any Portfolio and that it will not result in any material change in the management or operations of TOLIC as they relate to the Portfolios; there will not be any increase in the advisory fee or any change in any other provision, other than the date of execution and the termination date, of any Investment Advisory Agreement as a result of the Transaction; and the Transaction will not adversely affect TOLIC's financial condition.

     In connection with its deliberations, the Board obtained such information as it deemed reasonably necessary to evaluate the New Investment Advisory Agreements and other agreements, including certain assurances from each of AEGON, Transamerica and TOLIC, including the following:

     - The Transaction will not result in any change in any Portfolio's investment objectives or policies.


     - There is a commitment to the continuance, without interruption, of services to the Portfolios of the type and quality currently provided by TOLIC.


     - The current plan is to maintain TOLIC's facilities and organization.


     Transamerica informed the Board that it intends to comply with Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined in the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be "interested persons" of the investment company's investment adviser or its predecessor adviser. On or prior to the consummation of the Transaction, the Board is expected to be in compliance with this provision of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Transamerica has advised the Board that it is not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Portfolios as a result of the Transaction. Transamerica has agreed that it, and its affiliates, will take no action that would have the effect of imposing an "unfair burden" on the Portfolios as a result of the Transaction. In furtherance thereof, Transamerica has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meeting of, the Corporation's shareholders, as well as other fees and expenses in connection with the Transaction.

     In evaluating the New Investment Advisory Agreements, the Board took into account that the fees and expenses payable by each Portfolio under its New Investment Advisory Agreement are the same as under its Former Investment Advisory Agreement, that the services provided to each Portfolio are the same and that the other terms are, except for the date of execution and the termination date, identical. The Board noted that, in previously approving the Former Investment Advisory Agreements, the Board had considered a number of factors, including the nature and quality of services provided by TOLIC; investment performance, both that of each Portfolio itself and relative to that of competitive investment companies; the investment advisory fees and expense ratios of each Portfolio and competitive investment companies; TOLIC's profitability from managing each Portfolio; fallout benefits to TOLIC from its relationship to each Portfolio, including revenues derived from services provided to the Portfolio by affiliates of TOLIC; and the potential benefits to TOLIC and its affiliates and to each Portfolio and its shareholders of receiving research services from broker-dealer firms in connection with the allocation of portfolio transactions to such firms.

     The Board discussed the Transaction with the senior management of TOLIC, Transamerica and AEGON and among themselves. The Board considered that AEGON and Transamerica are large, well-established companies with substantial resources.

         AS A RESULT OF ITS REVIEW AND CONSIDERATION OF THE TRANSACTION
           AND THE NEW INVESTMENT ADVISORY AGREEMENTS, AT ITS MEETING
             THE BOARD VOTED TO APPROVE THE NEW INVESTMENT ADVISORY
                   AGREEMENTS AND TO RECOMMEND THEIR APPROVAL
                     TO THE SHAREHOLDERS OF EACH PORTFOLIO.

DESCRIPTION OF THE INVESTMENT ADVISORY AGREEMENTS

     Except as disclosed below, the Former Investment Advisory Agreements and New Investment Advisory Agreements are substantially identical.

     The Investment Advisory Agreement for each Portfolio appoints TOLIC to serve as investment adviser to the Portfolio, to manage the investment and reinvestment of the assets of the Portfolio in accordance with the limitations specified from time to time in the Corporation's Articles of Incorporation and By-Laws and in the Portfolio's prospectus and statement of additional information filed with the SEC as part of the Corporation's registration statement, and to perform certain other services, subject to the supervision of the Board. Under the Investment Advisory Agreement, TOLIC has agreed to: (a) obtain and evaluate pertinent economic, statistical and financial data and other information relevant to the investment policies of the Portfolio, and make such data and information reasonably available to the Board at its request; (b) develop and implement an investment program consistent with the Portfolio's investment objectives, policies and limitations; (c) provide necessary personnel to assist the Board in managing the affairs of the Corporation; (d) authorize and permit any of its directors, officers and employees, who may be elected as directors or officers of the Corporation, to serve in the capacities in which they are elected; and (e) maintain all required records, memoranda, instructions or authorizations relating to the advisory activities rendered to the Portfolio.


     Under the Former Investment Advisory Agreements, TOLIC has entered into investment sub-advisory agreements with Transamerica Investment Services, Inc., an affiliate of TOLIC. It is expected that TOLIC and TIS will enter into substantially identical investment sub-advisory agreements under the New Investment Advisory Agreements, provided the shareholders of each Portfolio approve such investment sub-advisory agreements as discussed and proposed in Part II of this Proxy Statement. Pursuant to the Investment Advisory Agreements, TOLIC assumes overall responsibility, subject to the supervision of the Board, for administering all operations of the Corporation and for monitoring and evaluating the management of the assets of the Portfolios by the sub-adviser on an ongoing basis. TOLIC provides or arranges for the provision of the overall business management and administrative services necessary for the Corporation's operations, and furnishes or procures any other services and information necessary for the proper conduct of the Corporation's business. TOLIC also acts as liaison among, and supervisor of, the various service providers to the Corporation. TOLIC is also responsible for overseeing the Corporation's compliance with the requirements of applicable law and that each portfolio is in conformity with its investment objectives, policies and restrictions, including oversight of the sub-adviser.


     TOLIC is responsible for its own expenses, including the salaries and fees of its personnel performing services relating to research, statistical and investment activities, and the fees and expenses of the sub-adviser. Each Portfolio pays all the costs of its operations that are not assumed by TOLIC, including: (a) brokers' commissions in connection with transactions involving portfolio assets; (b) all taxes, including issuance and transfer taxes, which may become payable to federal, state or other government entities, with respect to the operation of the Portfolio; (c) all legal and auditing fees; (d) all extraordinary expenses which may be incurred by or on behalf of the Portfolio in connection with matters not in the ordinary course of business; (e) expenses and fees incurred in connection with registration and qualification of the Portfolio under federal and state securities laws; (f) charges and expenses of any custodian to the Portfolio; (g) expenses of calling and holding meetings of shareholders; (h) fees and expenses of Non-Interested Board Members; and (i) all ordinary expenses incurred in the ordinary course of business. Portfolio expenses that are not Portfolio-specific will be allocated among the Portfolios based on the net assets of each Portfolio.


     In return for the services provided by TOLIC and the expenses it assumes under each Investment Advisory Agreement, each Portfolio pays TOLIC an annual advisory fee that is a percentage of the average daily net assets of the Portfolio. The fee is deducted daily from the assets of the Portfolio and paid to TOLIC monthly. The advisory fee rate for each Portfolio under the Investment Advisory Agreements is set forth in Appendix 2. As of the end of each Portfolio's last fiscal year, each Portfolio had net assets and paid an aggregate advisory fee to TOLIC during such period as also set forth in Appendix
2. TOLIC may waive some or all of the advisory fee from time to time at its discretion, but is not obligated to so do.



     The Investment Advisory Agreements do not place limits on the operating expenses of the Portfolios. However, TOLIC has voluntarily undertaken to limit such expenses (including the advisory fee, but not including brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses, as accrued for each Portfolio separately, exceed 0.85% of the Growth Portfolio's, and 0.60% of the Money Market Portfolio's, average daily net assets on an annualized basis. This undertaking may be terminated at any time without notice.


     Each Investment Advisory Agreement further provides that, in providing the Portfolio with investment advice and other services in connection with the Agreement, neither TOLIC nor any of its officers, directors, employees or agents shall be held liable for errors of judgment or for anything except willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the terms of the Agreement.

     Each Investment Advisory Agreement may be terminated without penalty upon sixty (60) days' written notice by the Board or by vote of the Portfolio's shareholders. No Investment Advisory Agreement may be terminated by TOLIC without the prior approval of a new investment advisory agreement by the Portfolio's shareholders. As stated above, each Investment Advisory Agreement automatically terminates in the event of its assignment.


     TOLIC has acted as the investment adviser to each Portfolio since its commencement of operations, the date of which is set forth in the table in Appendix 3. Also shown in Appendix 3 is the effective date of each Former Investment Advisory Agreement, the date on which each Former Investment Advisory Agreement was last approved by the shareholders of the relevant Portfolio and the date on which each Former Investment Advisory Agreement was last approved by the Board. In the case of each Portfolio, shareholder approval was last obtained for the purpose of obtaining initial shareholder approval of the Investment Advisory Agreement as required by the 1940 Act.

THE NEW INVESTMENT ADVISORY AGREEMENTS


     The New Investment Advisory Agreement for each Portfolio, if approved by the shareholders of that Portfolio, would be dated the date of the consummation of the Transaction, which is expected to occur in mid-June. Each New Investment Advisory Agreement would be in effect from year to year provided such continuance is specifically approved at least annually by the vote of a "majority of the outstanding voting securities" of each Portfolio, or by the Board and, in either event, by the vote of a majority of the Non-Interested Directors, cast in person at a meeting called for such purpose. In the event that shareholders of a Portfolio do not approve the Portfolio's New Investment Advisory Agreement, the Board will take such action as it deems to be in the best interests of the Portfolio and its shareholders.


DIFFERENCES BETWEEN THE FORMER AND NEW INVESTMENT ADVISORY AGREEMENTS

     The New Investment Advisory Agreements are identical to the Former Investment Advisory Agreements, except for the dates of execution and the termination dates.

TOLIC AND OTHER SERVICE PROVIDERS


     TOLIC is a California corporation and is an investment adviser registered under the Investment Advisers Act of 1940, as amended. TOLIC has been in existence since 1906. TOLIC is a direct wholly-owned subsidiary of Transamerica Insurance Corporation of California ("Transamerica Insurance"). TOLIC's address is 1150 South Olive Street, Los Angeles, California 90015. Appendix 4 includes information regarding each director, nominee for director and officer of the Corporation who is associated with TOLIC. TOLIC also acts as investment adviser and TIS also acts as sub-adviser to Transamerica Occidental's Separate Account Fund B, a management investment company registered under the 1940 Act which has a similar investment objective to that of the Growth Portfolio. Relevant information concerning Transamerica Occidental's Separate Account Fund B is set forth below. TOLIC has not waived, reduced or otherwise agreed to reduce its compensation for this fund.



                                                      ANNUAL           ANNUAL SUB-
                                                   ADVISORY FEE       ADVISORY FEE      APPROXIMATE
                                                 RATE PAYABLE TO     RATE PAYABLE TO     NET ASSETS
                                                 TOLIC (AS A % OF    TIS (AS A % OF        AS OF
FUND AND YEAR ORGANIZED                            NET ASSETS)         NET ASSETS)        4/30/99
-----------------------                          ----------------    ---------------    ------------
Transamerica Occidental's Separate Account Fund
  B (1968).....................................        0.30%              0.15%         $111,421,955



     See Appendix 2 for information regarding the advisory fee rate, net asset value and advisory fee paid for the Growth Portfolio.

     The following table shows the address and principal occupation of the principal executive officer and each director of TOLIC:


NAME                                   ADDRESS           PRINCIPAL OCCUPATION
----                                   -------           --------------------
Thomas J. Cusack.....................     *      Chairman, President and Chief
                                                 Executive Officer of TOLIC; Director
                                                 of TIS
Frank Beardsley......................     *      Director of TOLIC; President of
                                                 Transamerica Asset Management
James W. Dederer.....................     *      Director, Executive Vice President,
                                                 General Counsel & Secretary of TOLIC
George A. Foegele....................     *      Director & Senior Vice President of
                                                 TOLIC; President & Chief Executive
                                                 Officer of Transamerica Life
                                                 Insurance Company of Canada
David E. Gooding.....................     *      Director & Executive Vice President
                                                 of TOLIC; Chairman of Transamerica
                                                 Life Insurance Company of Canada
Edgar H. Grubb.......................     *      Director of TOLIC; Director of TIS;
                                                 Executive Vice President & Chief
                                                 Financial Officer of Transamerica
Frank C. Herringer...................     *      Director of TOLIC; Director of TIS;
                                                 Chairman, President & Chief Executive
                                                 Officer of Transamerica
Richard N. Latzer....................     *      Director & Chief Investment Officer
                                                 of TOLIC; Director, President & Chief
                                                 Executive Officer of TIS
Karen O. MacDonald...................     *      Director, Senior Vice President,
                                                 Corporate Actuary & Acting Chief
                                                 Financial Officer of TOLIC
Gary U. Rolle........................     *      Director & Chief Investment Officer
                                                 of TOLIC; Director, Executive Vice
                                                 President & Chief Investment Officer
                                                 of TIS
Paul E. Rutledge III.................     *      Director & President, Reinsurance
                                                 Division of TOLIC
T. Desmond Sugrue....................     *      Director & Executive Vice President
                                                 of TOLIC
Nooruddin S. Veerjee.................     *      Director & President, Insurance
                                                 Products Division of TOLIC
Robert A. Watson.....................     *      Director of TOLIC; President & Chief
                                                 Executive Officer of Transamerica
                                                 Finance Corporation


---------------

* c/o Transamerica Occidental Life Insurance Company, 1150 South Olive Street, Los Angeles, CA 90015

     Transamerica Insurance is a direct wholly-owned subsidiary of Transamerica. Its address is 1150 South Olive Street, Los Angeles, CA 90015.


     Transamerica is a financial services company with approximately $58.5 billion in assets. Its principal offices are located at 600 Montgomery Street, 24th Floor, San Francisco, California 94111. Transamerica's two major lines of business are life insurance (including asset management) and finance. As a result of the AEGON-Transamerica Transaction, Transamerica will become a direct wholly-owned subsidiary of AEGON.



     AEGON is headquartered in The Hague, The Netherlands, and is a publicly traded holding corporation of one of the world's ten largest life insurance groups ranked by market capitalization and assets. Over 80% of AEGON's existing business is in life insurance, pensions and related savings and investment products. AEGON's address is Mariahoeveplain 50, 2591 TV The Hague, The Netherlands.

     Vereniging AEGON ("Association AEGON") controls a majority voting interest in AEGON through its minority holding of common stock plus its holding of all the issued and outstanding preferred stock of AEGON. Except for the interest held by Association AEGON, the voting interest in AEGON is widely dispersed. Association AEGON currently intends to increase gradually its ownership of AEGON common stock to 40% by purchasing shares of common stock on the open market. At the same time, Association AEGON intends to decrease its holding of preferred stock. It is currently contemplated that, at all times, Association AEGON will maintain the majority of voting rights of AEGON. Association AEGON is registered in The Hague, The Netherlands and its address is Mariahoeveplain 50, 2591 TV The Hague, The Netherlands.


     Directors, officers and employees of TOLIC from time to time may enter into transactions with various banks, including each Portfolio's custodian bank. It is TOLIC's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Portfolio relationships.


     State Street Bank and Trust Company ("State Street"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian to the Portfolios pursuant to a Custodian Agreement with the Corporation. State Street also acts as administrator and performs certain administrative services for the Portfolios pursuant to an Administration Agreement with the Corporation.



     Ernst & Young LLP, 725 South Figueroa Street, Los Angeles, California 90017, acts as the Corporation's independent certified public accountants.


REQUIRED VOTE


     Approval of each Portfolio's New Investment Advisory Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of that Portfolio (as defined in the 1940 Act), which means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of that Portfolio and
(ii) 67% or more of the shares of that Portfolio present at the meeting if more than 50% of the outstanding shares of that Portfolio are represented at the meeting in person or by proxy.


                      THE BOARD MEMBERS RECOMMEND THAT THE
        SHAREHOLDERS OF EACH PORTFOLIO VOTE IN FAVOR OF THIS PROPOSAL 1.

                              II.  APPROVAL OF NEW
                       INVESTMENT SUB-ADVISORY AGREEMENT
                                  (PROPOSAL 2)


     TOLIC has contracted with Transamerica Investment Services, Inc., a direct wholly-owned subsidiary of Transamerica, to render investment services to each Portfolio as the sub-adviser. The investment sub-advisory agreement in effect with respect to each Portfolio and TIS prior to the consummation of the AEGON-Transamerica Transaction is referred to in this Proxy Statement as a "Former Investment Sub-Advisory Agreement," and, collectively, the "Former Investment Sub-Advisory Agreements." The investment sub-advisory agreement proposed to become effective with respect to each Portfolio and TIS as of the consummation of the Transaction is referred to in this Proxy Statement as a "New Investment Sub-Advisory Agreement" (collectively, the "New Investment Sub-Advisory Agreements," and, together with the Former Investment Sub-Advisory Agreements, the "Investment Sub-Advisory Agreements"). A copy of the master form of New Investment Sub-Advisory Agreement is attached as Exhibit B.


     As discussed in Proposal 1 with respect to each Portfolio's Former Investment Advisory Agreement, consummation of the Transaction may be deemed to constitute an "assignment," as that term is defined in the 1940 Act, of each Portfolio's Former Investment Sub-Advisory Agreement with TIS. Each of the Former Investment Sub-Advisory Agreements provides for its automatic termination in the event of its assignment, as required by the 1940 Act. Accordingly, a New Investment Sub-Advisory Agreement with respect to each Portfolio and TIS was approved by the Board and is now being proposed for approval by the shareholders of each Portfolio. TIS has joined TOLIC in requesting the Exemptive Order discussed in Proposal 1, and the same conditions would apply to TIS under the New Investment Sub-Advisory Agreements if TIS relies on the

Exemptive Order, including the escrow of sub-advisory fees, as would apply to TOLIC under the New Investment Advisory Agreements. THE NEW INVESTMENT SUB-ADVISORY AGREEMENT FOR EACH PORTFOLIO IS SUBSTANTIALLY IDENTICAL TO THE CORRESPONDING FORMER INVESTMENT SUB-ADVISORY AGREEMENT, EXCEPT FOR THE DATE OF EXECUTION AND THE TERMINATION DATE. The material terms of the Investment Sub-Advisory Agreements are described under "Description of the Investment Sub-Advisory Agreements" below.



     The Board met on May 6, 1999, and the Board members, including the Non-Interested Board members, voted to approve the New Investment Sub-Advisory Agreements and to recommend approval to the shareholders of each applicable Portfolio. In considering whether to approve such agreements, the Board received similar representations with respect to AEGON and TIS, and considered similar factors, to those it received and considered in approving the New Investment Advisory Agreements, to the extent applicable. See "Proposal 1 -- Board's Evaluation."


   AS A RESULT OF ITS REVIEW AND CONSIDERATION OF THE TRANSACTION AND THE NEW INVESTMENT SUB-ADVISORY AGREEMENTS, AT ITS MEETING THE BOARD VOTED TO APPROVE THE NEW INVESTMENT SUB-ADVISORY AGREEMENTS AND TO RECOMMEND THEIR APPROVAL TO
                      THE SHAREHOLDERS OF EACH PORTFOLIO.

DESCRIPTION OF THE INVESTMENT SUB-ADVISORY AGREEMENTS

     Except as disclosed below, the Former Investment Sub-Advisory Agreements and New Investment Sub-Advisory Agreements are substantially identical.


     Under the Investment Sub-Advisory Agreements, TIS provides recommendations on the management of each Portfolio's assets, provides investment research reports and information, supervises and manages the investments of each Portfolio, and directs the purchase and sale of portfolio investments. Investment decisions regarding the Portfolio are subject to the control of the Board and must be consistent with each Portfolio's investment objective, policies and limitations as stated from time to time in the Corporation's Articles of Incorporation and By-Laws and in each Portfolio's prospectus and statement of additional information filed with the SEC as part of the Corporation's registration statement.


     TIS selects brokers or dealers with whom transactions are executed and negotiates commission rates, subject to the supervision of TOLIC and the Board. Securities orders will be placed with brokers or dealers selected for their ability to give the best execution at prices and commission rates (if any) favorable to the Portfolios and, in some instances, for their ability to provide statistical, investment research and other services. As part of the process of brokerage allocation, TIS is authorized to pay commissions that may exceed what another broker might have charged. TIS must determine in good faith that the amount of a commission paid was reasonable in relation to the value of the "brokerage and research services" provided by the executing broker or dealer viewed in terms of the particular transaction or TIS's overall responsibilities with respect to accounts for which its is exercising investment discretion.

     TIS is responsible for its own expenses, including the salaries and fees of its personnel performing services relating to research, statistical and investment activities. TIS also pays the salaries and fees, if any, of the Board members other than the Non-Interested Board members and officers.


     In return for the services provided by TIS and the expenses it assumes under each Investment Sub-Advisory Agreement, TOLIC pays TIS a fee paid quarterly in arrears and calculated as a percentage of the average daily net assets of each Portfolio during the quarter at the annual rate set forth in Appendix 2. As of the end of each Portfolio's last fiscal year, TIS received the aggregate sub-advisory fee during such period from TOLIC relating to each Portfolio as also set forth in Appendix 2.


     Each Investment Sub-Advisory Agreement further provides that, in providing the Portfolio with investment advice and other services in connection with the Agreement, neither TIS nor any of its officers, directors, employees or agents shall be held liable for errors of judgment or for anything except willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the terms of the Agreement.

     Each Investment Sub-Advisory Agreement provides that it may be terminated without penalty upon thirty (30) days' written notice by the Board or by vote of the Portfolio's shareholders. Each Investment Sub-Advisory Agreement also provides that it may not be terminated by TOLIC without the prior approval of a new investment sub-advisory agreement by the Portfolio's shareholders. Each Investment Sub-Advisory Agreement further provides that it will terminate upon two (2) days' written notice to TIS of the termination of the corresponding Investment Advisory Agreement. As stated above, each Investment Sub-Advisory Agreement provides that it will automatically terminate in the event of its assignment.


     TIS has acted as the investment sub-adviser to each Portfolio since its commencement of operations, the date of which is set forth in the table in Appendix 3. Also shown in Appendix 3 is the effective date of each Former Investment Sub-Advisory Agreement, the date on which each Former Investment Sub-Advisory Agreement was last approved by the shareholders of the relevant Portfolio and the date on which each Former Investment Sub-Advisory Agreement was last approved by the Board. In the case of each Portfolio, shareholder approval was last obtained for the purpose of obtaining initial shareholder approval of the Investment Sub-Advisory Agreement as required by the 1940 Act.


THE NEW INVESTMENT SUB-ADVISORY AGREEMENTS

     The New Investment Sub-Advisory Agreement for each Portfolio, if approved by the shareholders of that Portfolio, would be dated the date of the consummation of the Transaction, which is expected to occur in mid-June. Each New Investment Sub-Advisory Agreement would be in effect from year to year provided such continuance is specifically approved at least annually by the vote of a "majority of the outstanding voting securities" of each Portfolio, or by the Board and, in either event, the vote of a majority of the Non-Interested Directors, cast in person at a meeting called for such purpose. In the event that shareholders of a Portfolio do not approve the Portfolio's New Investment Sub-Advisory Agreement, the Board will take such action as it deems to be in the best interests of the Portfolio and its shareholders.

DIFFERENCES BETWEEN THE FORMER AND NEW INVESTMENT SUB-ADVISORY AGREEMENTS

     The New Investment Sub-Advisory Agreements are identical to the Former Investment Sub-Advisory Agreements, except for the dates of execution and the termination dates.

TIS


     TIS is a Delaware corporation and is an investment adviser registered under the Investment Advisers Act of 1940, as amended. TIS has been in existence since 1967 and has provided investment services to investment companies since 1968. TIS is a direct wholly-owned subsidiary of Transamerica. TIS's address is 1150 South Olive Street, Los Angeles, California 90015. Appendix 4 includes information regarding each director, nominee for director and officer of the Corporation who is associated with TIS. TIS also provides sub-advisory services to Transamerica Occidental's Separate Account Fund B, which has a similar investment objective to that of the Growth Portfolio. See "Proposal 1 -- TOLIC and Other Service Providers" regarding the sub-advisory fee relating to, and the net assets of, Transamerica Occidental's Separate Account Fund B. TIS has not waived, reduced or otherwise agreed to reduce its compensation for this fund. See Appendix 2 for information regarding the sub-advisory fee rate, net asset value and sub-advisory fee paid for the Growth Portfolio.

     The following table shows the address and principal occupation of the principal executive officer and each director of TIS:


NAME                                      ADDRESS              PRINCIPAL OCCUPATION
----                                      -------              --------------------
Richard N. Latzer.......................     *       Director, President & Chief Executive
                                                     Officer of TIS; Director & Chief
                                                     Investment Officer of TOLIC
Gary U. Rolle...........................     *       Director, Executive Vice President &
                                                     Chief Investment Officer of TIS;
                                                     Director & Chief Investment Officer of
                                                     TOLIC
Thomas J. Cusack........................     *       Director of TIS; Chairman, President &
                                                     Chief Executive Officer of TOLIC
Edgar H. Grubb..........................     *       Director of TIS; Director of TOLIC;
                                                     Executive Vice President & Chief
                                                     Financial Officer of Transamerica
Frank C. Herringer......................     *       Director of TIS; Director of TOLIC;
                                                     Chairman, President & Chief Executive
                                                     Officer of Transamerica


---------------

* c/o Transamerica Investment Services, Inc., 1150 South Olive Street, Los Angeles, CA 90015

     Directors, officers and employees of TIS from time to time may enter into transactions with various banks, including each Portfolio's custodian bank. It is TIS's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Portfolio relationships.

REQUIRED VOTE


     Approval of each Portfolio's New Investment Sub-Advisory Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of that Portfolio (as defined in the 1940 Act), which means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of that Portfolio and (ii) 67% or more of the shares of that Portfolio present at the meeting if more than 50% of the outstanding shares of that Portfolio are represented at the meeting in person or by proxy.


                      THE BOARD MEMBERS RECOMMEND THAT THE
        SHAREHOLDERS OF EACH PORTFOLIO VOTE IN FAVOR OF THIS PROPOSAL 2.

                          III.  ELECTION OF DIRECTORS
                                  (PROPOSAL 3)


     It is proposed that the three persons currently serving as directors of the Corporation (the "Directors") be re-elected and that a fourth person be newly elected to the Board. The nominees for Director (the "Nominees") who are proposed for election at the Special Meeting are Gary U. Rolle, Peter J. Sodini and Jon C. Strauss, each of whom is currently a Director, and Dr. James H. Garrity.


     The term of office of each person elected as a Director will be until the next meeting held for the purpose of electing Directors and until his successor is elected and qualified (or until such Director's earlier retirement, resignation, death or disqualification). The Nominees have agreed to serve as Directors if elected. If any of the Nominees should be unavailable for election at the time of the Special Meeting (which is not presently anticipated), the persons named as proxies may vote for another person in their discretion.


     The principal occupations and business experience for at least the last five years of each Nominee and each executive officer of the Corporation are as indicated in the table below.

                  NOMINEES AND EXECUTIVE OFFICERS INFORMATION



                                          CURRENT
                                       POSITION WITH                PRINCIPAL OCCUPATION
NAME, ADDRESS** AND AGE               THE CORPORATION            DURING THE PAST FIVE YEARS
-----------------------               ---------------            --------------------------
Gary U. Rolle (58)*...............  President, Chairman,  Executive Vice President and Chief
                                    Director              Investment Officer of Transamerica
                                                          Investment Services, Inc.; Director and
                                                          Chief Investment Officer of Transamerica
                                                          Occidental Life Insurance Company;
                                                          Director of Transamerica Investors, Inc.
Peter J. Sodini (58)..............  Director              Associate at Freeman Spogli & Co. (a
                                                          private investor); President, Chief
                                                          Executive Officer and Director of The
                                                          Pantry, Inc. (a supermarket); Director of
                                                          Pamida Holdings Corp. (a retail
                                                          merchandiser) and Buttrey Food and Drug
                                                          Co. (a supermarket).
Jon C. Strauss (59)...............  Director              President of Harvey Mudd College.
                                                          Previously Vice President and Chief
                                                          Financial Officer of Howard Hughes
                                                          Medical Institute; President of Worcester
                                                          Polytechnic Institute; Vice President and
                                                          Professor of Engineering at University of
                                                          Southern California.
Dr. James H. Garrity (60).........  None                  President of John Tracy Clinic and the
                                                          Tracy Family Hearing Center.
Sandra C. Brown (43)..............  Vice President        Vice President of Transamerica Occidental
                                                          Life Insurance Company and Transamerica
                                                          Life Insurance and Annuity Company since
                                                          1998. Previously Vice President, Mutual
                                                          Fund Administration at Bank of America.
Susan R. Hughes (43)..............  Treasurer             Vice President and Chief Financial
                                                          Officer of Transamerica Investment
                                                          Services, Inc. since 1997; Independent
                                                          Financial Consultant 1992-1997.
Regina M. Fink (43)...............  Secretary             Counsel for Transamerica Occidental Life
                                                          Insurance Company and, prior to 1994,
                                                          Counsel and Vice President for Colonial
                                                          Management Associates, Inc.
Sally S. Yamada (48)..............  Assistant Treasurer   Vice President and Treasurer of
                                                          Transamerica Occidental Life Insurance
                                                          Company and Treasurer of Transamerica
                                                          Life Insurance and Annuity Company.
Thomas M. Adams (64)..............  Assistant Secretary   Partner in the law firm of Lanning, Adams
                                                          & Peterson


---------------


  * Nominee who is an "interested person" (as defined in the 1940 Act) of the Corporation, TOLIC or TIS. Mr. Rolle is an "interested person" by reason of his positions with TIS and TOLIC.



 ** The mailing address for each Nominee and executive officer is 1150 South
    Olive Street, Los Angeles, California 90015.

     The principal occupations of the Nominees and executive officers for at least the last five years have been with the employers as shown in the table above, although in some cases they have held different positions with such employers.



     As noted above, except for certain shares owned by TALIAC, the Corporation sells shares only in connection with Contracts issued by the Variable Insurers. To the best of the Corporation's knowledge, as of May 10, 1999, no Director, Nominee or executive officer of the Corporation owned any Contracts entitling such person to give voting instructions with respect to any shares of the Corporation.



     The Board of Directors met 4 times during the fiscal year ended December 31, 1998. Each Director attended at least 75% of such meetings. The Corporation has a standing audit committee, which during the fiscal year ended December 31, 1998 was composed of Messrs. Sodini, Strauss and Cantlay (a former Director), which is responsible for the selection of the Corporation's auditors and for the monitoring of the audit process and its results. Messrs. Sodini and Strauss each attended the one audit committee meeting held during the fiscal year ended December 31, 1998.



     The Corporation pays the Directors, other than those who are interested persons of TOLIC or TIS, an annual fee of $500 plus $250 for each meeting attended. The Corporation does not pay any pension or retirement benefits for its Directors.



     The following table sets forth the amount of compensation paid to the Directors (or deferred in lieu of current payment) by the Corporation during its fiscal year ended December 31, 1998:


                               COMPENSATION TABLE


                                                         AGGREGATE COMPENSATION    TOTAL COMPENSATION
NAME OF PERSON                                              FROM CORPORATION         FROM COMPLEX*
--------------                                           ----------------------    ------------------
Donald E. Cantlay**....................................          $1,250                  $7,000
Richard N. Latzer**....................................             -0-                     -0-
Jon C. Strauss.........................................          $1,500                  $8,750
Gary U. Rolle..........................................             -0-                     -0-
Peter J. Sodini........................................          $1,500                  $8,750


---------------


 * During fiscal year 1998, each Board member was also a member of the Board of Transamerica Occidental's Separate Account Fund B and of Transamerica Income Shares, Inc., a closed-end management company advised by Transamerica Investment Services, Inc. Mr. Rolle is also a director of Transamerica Investors, Inc. These registered investment companies comprise the "Fund Complex."



** Messrs. Cantlay and Latzer are no longer Directors.


REQUIRED VOTE


     The election of directors of the Corporation will be by a plurality of the shares of the Corporation (all Portfolios voting together as a single class) present at the Special Meeting in person or by proxy. Shares represented by duly-executed proxies will be voted for the election of the persons named herein as Nominees, unless such authority has been withheld in accordance with an instruction given by a shareholder to abstain from voting for one or more Nominees on the form of proxy. If no instructions are given, the proxy will be voted for such Nominees.


      THE BOARD MEMBERS RECOMMEND A VOTE FOR THE ELECTION OF THE NOMINEES.

                        IV.  RATIFICATION OF ACCOUNTANTS
                                  (PROPOSAL 4)

     The Board of Directors has selected Ernst & Young LLP as the auditors for the Corporation for the fiscal year ending December 31, 1999, subject to removal by a majority of the outstanding voting securities of the Corporation. Upon the reasonable request of any shareholder of the Corporation, representatives of Ernst &

Young LLP will attend the meeting, and will, as they see fit, make a statement and/or respond to appropriate questions.

REQUIRED VOTE

     The ratification of the selection of Ernst & Young LLP as the independent public accountants for the Corporation will require a majority of votes cast (all Portfolios voting together as a single class) at the Special Meeting in person or by proxy, if a quorum is present.

               THE BOARD MEMBERS RECOMMEND THAT SHAREHOLDERS VOTE
           FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP
             AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CORPORATION.

                             ADDITIONAL INFORMATION

PROPOSALS OF SHAREHOLDERS

     Shareholders wishing to submit proposals for inclusion in a Proxy Statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Corporation, c/o Transamerica Occidental Life Insurance Company at the address shown at the beginning of this Proxy Statement, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     No Board member is aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Portfolio.

ADJOURNMENT


     In the event that sufficient votes in favor of any of the proposals set forth in the Notice of a Special Meeting of Shareholders are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting after the date set for the original Special Meeting to permit further solicitation of proxies with respect to any such proposals. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer the action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Special Meeting. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Special Meeting as permitted by the Corporation's By-Laws. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of any such proposals. They will vote against any such adjournment those proxies required to be voted against any such proposals. The costs of any additional solicitation and of any adjourned session will be borne by Transamerica or its affiliates. Any proposals for which sufficient favorable votes have been received by the time of the Special Meeting will be acted upon and such action will be final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to any other proposal.

                                                                      APPENDIX 1

                          PORTFOLIO SHARES OUTSTANDING

The table below sets forth the number of shares outstanding for each Portfolio as of May 10, 1999.


                                                                        NUMBER OF SHARES
                                                                       OUTSTANDING AS OF
PORTFOLIO                                                                 MAY 10, 1999
---------                                                              -----------------
Growth Portfolio........................................                   7,049,005
Money Market Portfolio..................................                   8,925,602

                                                                      APPENDIX 2


           PORTFOLIO ADVISORY AND SUB-ADVISORY FEE RATES, NET ASSETS
                  AND AGGREGATE ADVISORY AND SUB-ADVISORY FEES


                                                                                 ANNUAL
                                                                                ADVISORY
                                                                                FEE RATE        AGGREGATE
                                                                               (AS A % OF       ADVISORY
                                                      FISCAL                   AVERAGE NET        FEES
PORTFOLIO                                            YEAR END    NET ASSETS      ASSETS)     (BEFORE WAIVER)
---------                                            --------   ------------   -----------   ---------------
Growth Portfolio...................................  12/31/98   $107,892,179       0.75%        $519,142*
Money Market Portfolio.............................  12/31/98   $  6,803,054       0.35%        $ 11,662**


---------------


 * For the fiscal year ended 12/31/98, TOLIC waived a portion of the advisory fee payable by the Growth Portfolio such that the resulting advisory fee amounted to 0.64% of average net assets and aggregate advisory fees paid by the Growth Portfolio for the fiscal year ended 12/31/98 amounted to $440,099 after the waiver.



** For the fiscal year ended 12/31/98, TOLIC waived the entire advisory fee payable by the Money Market Portfolio.



                                                        ANNUAL                          AGGREGATE
                                                SUB-ADVISORY FEE RATE                  SUB-ADVISORY
PORTFOLIO                                   (AS A % OF AVERAGE NET ASSETS)                 FEES
---------                                   ------------------------------             ------------
Growth Portfolio........................    0.30% of first $50 million                   $197,784
                                            0.25% of next $150 million
                                            0.20% over $200 million
Money Market Portfolio..................    0.15%                                        $  5,019

                                                                      APPENDIX 3


             DATES RELATING TO THE PORTFOLIOS' INVESTMENT ADVISORY
                          AND SUB-ADVISORY AGREEMENTS

                                                                            FORMER            FORMER
                                                           DATE OF        INVESTMENT        INVESTMENT
                                                            FORMER         ADVISORY          ADVISORY
                                                          INVESTMENT    AGREEMENT LAST    AGREEMENT LAST
                                         COMMENCEMENT      ADVISORY      APPROVED BY       APPROVED BY
PORTFOLIO                                OF OPERATIONS    AGREEMENT      SHAREHOLDERS       DIRECTORS
---------                                -------------    ----------    --------------    --------------
Growth Portfolio.......................     11/1/96        10/30/96        10/30/96           2/4/99
Money Market Portfolio.................      1/2/98          1/2/98          1/2/98           2/4/99

                                                                         FORMER            FORMER
                                                       DATE OF         INVESTMENT        INVESTMENT
                                                        FORMER        SUB-ADVISORY      SUB-ADVISORY
                                                      INVESTMENT     AGREEMENT LAST    AGREEMENT LAST
                                                     SUB-ADVISORY     APPROVED BY       APPROVED BY
PORTFOLIO                                             AGREEMENT       SHAREHOLDERS       DIRECTORS
---------                                            ------------    --------------    --------------
Growth Portfolio...................................    10/30/96         10/30/96           2/4/99
Money Market Portfolio.............................      1/2/98           1/2/98           2/4/99

                                                                      APPENDIX 4



                 DIRECTORS, NOMINEES FOR DIRECTOR AND OFFICERS

                         ASSOCIATED WITH TOLIC AND TIS


DIRECTORS, NOMINEES FOR DIRECTOR AND OFFICERS ASSOCIATED WITH TOLIC



NAME                                                          POSITION WITH THE CORPORATION
----                                                          -----------------------------
Gary U. Rolle...............................................  President, Chairman, Director
Sandra C. Brown.............................................  Vice President
Regina M. Fink..............................................  Secretary
Sally S. Yamada.............................................  Assistant Treasurer



DIRECTORS, NOMINEES FOR DIRECTOR AND OFFICERS ASSOCIATED WITH TIS



NAME                                                          POSITION WITH THE CORPORATION
----                                                          -----------------------------
Gary U. Rolle...............................................  President, Chairman, Director
Susan R. Hughes.............................................  Treasurer

                                                                       EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT

                                    BETWEEN

                   TRANSAMERICA VARIABLE INSURANCE FUND, INC.

                                      AND

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

                         INVESTMENT ADVISORY AGREEMENT

     This INVESTMENT ADVISORY AGREEMENT is made this      day of
               , 1999, between Transamerica Occidental Life Insurance Company, a California corporation ("Adviser"), and Transamerica Variable Insurance Fund, Inc., a Maryland corporation (the "Fund"), that is authorized to issue shares of several investment portfolios ("Portfolios"), each Portfolio consisting of a separate series of shares of beneficial interest in the Fund.

     WHEREAS, Adviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

     WHEREAS, the Fund has been organized for the purpose of engaging in business as an open-end investment company registered under the Investment Company Act of 1940, as amended ("1940 Act") and desires to avail itself of the investment experience, assistance and facilities available from Adviser and to have Adviser perform for its various management and clerical services, and Adviser is willing to furnish such advice, facilities and services on the terms and conditions hereinafter set forth, and, in connection with this Investment Advisory Agreement, to enter into a sub-advisory agreement with a sub-adviser approved by the Fund;

     NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, the parties hereto agree as follows:

          1. The Fund hereby employs Adviser to manage the investment and reinvestment of the assets of the Portfolios of the Fund specified in Exhibit A in accordance with the limitations specified in the Fund's Articles of Incorporation and By-Laws, as amended from time to time, ("Articles") and in each Portfolio's prospectus ("Prospectus") and the statement of additional information ("SAI") filed with the Securities and Exchange Commission ("SEC") as part of the Fund's Registration Statement, as amended from time to time, and to perform the other services herein set forth, subject to the supervision of the Board of Directors of the Fund, for the period and on the terms herein set forth. Adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation herein provided.

          2. In carrying out its obligations to manage the investment and reinvestment of the assets of the Portfolios of the Fund, Adviser shall:

             (a) obtain and evaluate pertinent economic, statistical and financial data and other information relevant to the investment policies of the Portfolios of the Fund, affecting the economy generally, and individual companies or industries the securities of which are included in each Portfolio's investment portfolio or are under consideration for inclusion therein and make such data and information reasonably available to the Board of Directors of the Fund at its request;

             (b) develop and implement an investment program for each Portfolio of the Fund consistent with each Portfolio's investment objective, policies and limitations as stated in the Prospectus, SAI and Articles of the Fund, which shall be subject to the overall review from time to time of the Board of Directors of the Fund;

             (c) provide necessary personnel to assist the Board of Directors of the Fund in managing the affairs of the Fund;

             (d) authorize and permit any of its directors, officers and employees, who may be elected as directors or officers of the Fund, to serve in the capacities in which they are elected;

             (e) provide for all expenses and fees incurred by the sub-adviser as approved by the Board of Directors of the Fund.

          3. Any investment program undertaken by Adviser pursuant to this Agreement and any other activities undertaken by Adviser on behalf of the Fund shall at all times be subject to any directives of the

     Board of Directors of the Fund or any duly constituted committee thereof acting pursuant to like authority.

          4. Adviser understands that shares of the Portfolios will be sold to one or more separate accounts or sub-accounts of separate accounts of insurance companies as the funding medium for variable annuity contracts and variable life insurance policies ("variable products"); and that the variable products will not be treated as variable products for tax purposes if each Portfolio does not:

             (a) meet the diversification requirements specified in Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder; and

             (b) qualify as a "regulated investment company" under Subchapter M of the Code and any successor provision.

          5. Adviser represents that it shall use its best efforts to manage and invest the Portfolios' assets in such a manner, and to coordinate with the Portfolios' accounting agent and/or administrator, to ensure that;

             (a) each Portfolio complies with Section 817(h) of the Code, and the regulations issued thereunder, specifically Regulation Section 1.817-5, relating to the diversification requirements for variable annuity and variable life insurance contracts, and any amendments or other modifications to such Section or regulation;

             (b) each Portfolio continuously qualifies as a "regulated investment company" under Subchapter M of the Code and any successor provision; and

             (c) each Portfolio complies with any and all applicable state insurance law restrictions, as amended from time to time, that operate to limit or restrict the investments that a Portfolio may otherwise make.

          6. For the services rendered hereunder, Adviser shall receive from each Portfolio of the Fund an amount for each valuation period of each Portfolio of the Fund, at the annual rate specified on Exhibit A hereto, such amount to be paid to Adviser as specified on Exhibit A. For the purpose of determining fees payable to Adviser, the value of each Portfolio's net assets shall be computed at the time and in the manner specified in the Prospectus and/or SAI. No Portfolio of the Fund shall be liable for the obligations of any other Portfolio of the Fund. Adviser shall look only to the assets of a particular Portfolio for payment of fees and services rendered to that Portfolio. Adviser may, in its discretion and from time to time, waive all or a portion of its fees.

          7. With respect to the portfolio securities of each Portfolio of the Fund, Adviser shall purchase such securities from or through and sell such securities to or through such persons, brokers or dealers, as it may deem appropriate. Such persons, brokers or dealers may include those affiliated with Adviser. Securities orders will be placed with brokers or dealers selected for their ability to give the best execution at prices and commissions rates (if any) favorable to the Fund and, in some instances, for their ability to provide statistical, investment research and other services. As part of the process of brokerage allocation, Adviser is authorized to pay commissions which may exceed what another broker might have charged. To the extent that preference is given in the allocation of the Fund's portfolio business to those brokers and dealers which provide statistical, investment research, pricing quotations, or other services, the Fund will bear any cost of obtaining such services, and Adviser and other clients advised by Adviser may benefit from those services. Under the provisions of Section 28(e) of the Securities Exchange Act of 1934, Adviser must determine in good faith that the amount of a commission paid was reasonable in relation to the value of the "brokerage and research services" provided by the executing broker or dealer viewed in terms of the particular transaction or Adviser's overall responsibilities with respect to accounts as to which it is exercising investment discretion.

          8. The services of Adviser to the Fund hereunder are not to be deemed exclusive and Adviser shall be free to render similar services to others so long as its services hereunder are not impaired or interfered with thereby.

          9. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of Adviser who may also be a director, officer or employee of the Fund to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business or to render services of any kind to any other corporation, firm, individual or association.

          10. Adviser agrees that it will maintain, or shall cause any sub-adviser or other designee to maintain, all required records, memoranda, instructions or authorizations relating to the activities hereunder which are required to be maintained by the Fund pursuant to the 1940 Act and the rules and regulations thereunder. In compliance with Rule 31a-3 of the 1940 Act, Adviser agrees to preserve for the periods described in Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act. All records maintained by Adviser with respect to these functions shall be open at all times to inspection and audit by authorized representatives of the Fund, and any or all such records shall be delivered to the Fund upon demand. Any records maintained by Adviser with respect to such investment functions are the property of the Fund.

          11. This Agreement shall be submitted for approval by the shareholders of the Portfolios and if then approved by a majority of the Portfolio's outstanding voting securities, this Agreement:

             (a) shall continue in effect with respect to each Portfolio only so long as its continuance is specifically approved for each Portfolio annually by the Board of Directors of Fund (including a majority of the independent directors) as required by the 1940 Act or by shareholders of each Portfolio casting a majority of the votes entitled to be cast by shareholders;

             (b) may not be terminated by Adviser with respect to each Portfolio without the prior approval of a new investment advisory agreement by the Portfolio's shareholders casting a majority of the votes entitled to be cast and shall be subject to termination without the payment of any penalty, on sixty days' written notice, by the Board of Directors of the Fund or by vote of the Portfolio's shareholders casting a majority of the votes entitled to be cast;

             (c) shall not be amended without prior approval by the Portfolio's shareholders casting a majority of the votes entitled to be cast; and

             (d) shall automatically terminate in the event of its assignment by either party.

          12.  The Fund shall pay:

             (a) brokers' commissions in connection with portfolio asset transactions to which the Fund is a party;

             (b) all taxes, including issuance and transfer taxes, which may become payable to federal, state or other governmental entities, with respect to the operation of the Portfolios of the Fund;

             (c) all legal and auditing fees;

             (d) all extraordinary expenses which may be incurred by or on behalf of the Fund in connection with matters not in the ordinary course of business;

             (e) provide for expenses (including all fees) incurred in connection with the registration and qualification of the Portfolios of the Fund under the 1940 Act, the Securities Act of 1933 and state laws;

             (f) provide for the charges and expenses of any custodian or depository appointed for the safekeeping of the cash, securities or other property of the Portfolios of the Fund; and

             (g) bear the expenses of calling and holding of meetings of shareholders, the fees and expenses of members of the Board of Directors of the Fund, and all ordinary expenses incurred in the ordinary course of business.

          13. (a) In providing the Portfolios of the Fund with investment advice and other services as herein provided, neither Adviser, nor any officer, director, employee or agent thereof, shall be held liable to the

     Fund or Portfolios, or any shareholder, director, or officer thereof, or stockholders, for errors of judgment or for anything except willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the terms of this agreement.

             (b) The federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund may have under any federal securities laws.

          14. Adviser hereby agrees that while this agreement is in effect, it will not amend its articles of incorporation or by-laws in a manner which would impair the ability to provide business management services and investment advice to the Portfolios of the Fund.

          15. Any notice under this agreement shall be given in writing, addressed and delivered, or mailed postpaid to:

        Adviser:   Secretary
                 Transamerica Occidental Life Insurance Company
                 1150 South Olive Street
                 Los Angeles, California 90015

        Fund:      Secretary
                 Transamerica Variable Insurance Fund, Inc.
                 1150 South Olive Street
                 Los Angeles, California 90015

          16. This agreement shall be construed in accordance with the laws of the State of California, and is subject to the provisions of the Advisers Act, the 1940 Act and the rules and regulations of the Securities and Exchange Commission.

          17. Waiver by either party of any obligations of the other party does not constitute a waiver of any further or other obligation of the other party.

          18. The singular of any word used in this agreement includes the plural. Unless otherwise indicated herein, terms and phrases used in this Agreement shall have the meaning ascribed to them in the 1940 Act, the Advisers Act and the rules and regulations promulgated thereunder.

          19. All rights, powers and privileges conferred hereunder upon the parties shall be cumulative and shall not restrict those given by law.

          20. This agreement contains the entire agreement of the parties hereto and no prior representation, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect.

          21. This agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original and such counterparts together shall constitute but one and the same contract, which shall be sufficiently evidenced by any such original counterpart.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective, duly authorized officials.



TRANSAMERICA VARIABLE                                       TRANSAMERICA OCCIDENTAL LIFE
  INSURANCE FUND, INC.                                        INSURANCE COMPANY
  By:                                                         By:
  -------------------------------------------------         -------------------------------------------------
  Name:                                                       Name:
----------------------------------------------              ----------------------------------------------
  Title:                                                      Title:
-----------------------------------------------             -----------------------------------------------

                                   EXHIBIT A
                                     TO THE
                         INVESTMENT ADVISORY AGREEMENT
                                    BETWEEN
         TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY (THE "ADVISER")
                                      AND
            TRANSAMERICA VARIABLE INSURANCE FUND, INC. (THE "FUND")

     Pursuant to Section 6 of this Agreement, the Fund shall pay Adviser monthly compensation at an effective annual rate as follows:

NAME OF PORTFOLIO                                       ANNUAL RATE OF COMPENSATION
-----------------                                       ---------------------------
Growth Portfolio.............................  0.75 of 1% of the value of the Portfolio's average daily net assets
Money Market.................................  0.35 of 1% of the value of the Portfolio's average daily net assets

                                                                       EXHIBIT B

                       INVESTMENT SUB-ADVISORY AGREEMENT

                                    BETWEEN

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

                                      AND

                     TRANSAMERICA INVESTMENT SERVICES, INC.

                       INVESTMENT SUB-ADVISORY AGREEMENT

     TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY, a California corporation ("Adviser"), and TRANSAMERICA INVESTMENT SERVICES, INC., a Delaware corporation ("Sub-Adviser"), agree as follows:


     WHEREAS, Sub-Adviser is engaged in business as an investment adviser and is so registered as an adviser under the federal Investment Advisers Act of 1940 (the "Advisers Act"), and Adviser desires to avail itself of the investment experience of Sub-Adviser and to have Sub-Adviser furnish certain investment advisory services to the Growth Portfolio and the Money Market Portfolio (each a "Portfolio") of the Transamerica Variable Insurance Fund, Inc. ("Fund") and such other portfolios of the Fund as the Fund may establish in the future (each also a "Portfolio"), in connection with the Advisory Agreement, a copy of which is attached hereto as Exhibit A, and Sub-Adviser is willing to furnish such advice and services on the terms and conditions hereinafter set forth;


     NOW, THEREFORE, in consideration of the above-referenced facts and their mutual promises, the parties agree as follows:

1.  INVESTMENT ADVICE AND OTHER SERVICES

     (a) Sub-Adviser shall, to the extent required in the conduct of the investment activities of the Portfolios, place at the disposal of the Portfolios, its judgment and experience and develop and implement an investment program for each Portfolio consistent with each Portfolio's investment objective, policies and limitations as stated in the Fund's Articles of Incorporation and By-Laws, as amended from time to time (the "Articles") and in the Fund's prospectus (the "Prospectus") and statement of additional information ("SAI") filed with the Securities and Exchange Commission ("SEC") as part of the Fund's Registration Statement on Form N-1A, as amended from time to time, subject to the supervision of the Board of Directors of the Fund, for the period and on terms herein set forth. Sub-Adviser shall also, from time to time, furnish to and place at the disposal of Adviser and the Fund such reports and information relating to industries, businesses, corporations, or securities as may be reasonably required by Adviser or the Fund or as Sub-Adviser may deem to be helpful to Adviser or the Fund in the administration of the Portfolios' assets.


     (b) Sub-Adviser agrees to use its best efforts in providing such advice and recommendations and in the preparation of such reports and information, and for this purpose Sub-Adviser shall at all times maintain a staff of officers and other trained personnel for the performance of its obligations under this agreement. Sub-Adviser may, at its expense, employ other persons to furnish to Sub-Adviser statistical and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance.


     (c) Adviser will, on an ongoing basis, notify Sub-Adviser of every change in the fundamental and non-fundamental investment policies of the Portfolios and will make available to Sub-Adviser as promptly as practicable copies of all amendments and supplements to the Prospectus, SAI, and the Articles and such other financial reports and proxy statements of the Portfolios as Sub-Adviser shall require.

     (d) Sub-Adviser shall take, on behalf of the Portfolios, all actions which it deems necessary to implement each Portfolio's investment objective, policies and limitations as stated in the Fund's Prospectus, SAI and the Articles and in compliance with the 1940 Act, subject to the supervision of Adviser and the Board of Directors of the Fund. To that end Sub-Adviser is authorized as the agent and the attorney-in-fact of Adviser and the Fund to give instructions as to deliveries of securities and to execute account documentation, agreements, contracts and other documents as Sub-Adviser may be required to sign by brokers, dealers, counterparties, and other persons in connection with the management of the assets of the Portfolios. Selection of the brokers or dealers with whom transactions are executed and negotiation of commission rates will be made by Sub-Adviser, subject to the supervision of Adviser and the Board of Directors of the Fund.

     (e) Securities orders will be placed with brokers or dealers selected for their ability to give the best execution at prices and commissions rates (if any) favorable to the Fund and, in some instances, for their ability to provide statistical, investment research and other services. As part of the process of brokerage allocation, Sub-Adviser is authorized to pay commissions which may exceed what another broker might have charged. To the extent that preference is given in the allocation of the Fund's portfolio business to those brokers and dealers which provide statistical, investment research, pricing quotations, or other services, the Fund will bear any cost of obtaining such services, and Sub-Adviser and other clients advised by Sub-Adviser may benefit from those services. Under the provisions of Section 28(e) of the Securities Exchange Act of 1934, Sub-Adviser must determine in good faith that the amount of a commission paid was reasonable in relation to the value of the "brokerage and research services" provided by the executing broker or dealer viewed in terms of the particular transaction or Sub-Adviser's overall responsibilities with respect to accounts as to which it is exercising investment discretion. All such actions are subject to the limitations as set out in Section 6.

2.  ALLOCATION OF CHARGES AND EXPENSES

     Sub-Adviser shall furnish at its own expense executive, supervisory and other personnel and services, office space, equipment, utilities and telephone services in connection with supplying the investment advisory, statistical and research services contemplated by this agreement.

3.  COMPENSATION TO SUB-ADVISER

     Adviser agrees to pay to Sub-Adviser and Sub-Adviser agrees to accept, as full compensation for all services rendered hereunder, a fee paid quarterly in arrears and to be calculated as a percentage of the average daily net assets of each Portfolio during the previous quarter at the annual rate specified in Exhibit B hereto. For the purpose of determining fees payable to Sub-Adviser, the value of each Portfolio's net assets shall be computed at the time and in the manner specified in the Prospectus and/or SAI. No Portfolio shall be liable for the obligations of any other Portfolio. Sub-Adviser shall look only to the assets of a particular Portfolio for payment of fees and services rendered to that Portfolio. Sub-Adviser may, in its discretion and from time to time, waive all or a portion of its fees.

4.  DURATION AND TERMINATION

     This Agreement shall be submitted for approval by the shareholders of the Portfolios and if then approved by a majority of the Portfolio's outstanding voting securities, this Agreement:


          (a) shall continue in effect with respect to each Portfolio only so long as its continuance is specifically approved for each Portfolio annually by the Board of Directors of the Fund as required by the 1940 Act or by shareholders of each Portfolio casting a majority of the votes entitled to be cast by shareholders;


          (b) may not be terminated by Adviser with respect to each Portfolio without the prior approval of a new investment sub-advisory agreement by the Portfolio's shareholders casting a majority of the votes entitled to be cast and shall be subject to termination without the payment of any penalty, on thirty (30) days' written notice, by the Board of Directors of the Fund or by vote of the Portfolio's shareholders casting a majority of the votes entitled to be cast, and will terminate upon two (2) days written notice to Sub-Adviser of termination of the Advisory Agreement between Adviser and the Fund;

          (c) shall not be amended without prior approval by the Portfolio's shareholders casting a majority of the votes entitled to be cast; and

          (d) shall automatically terminate in the event of its assignment by either party.

     Notice of termination will be effective the day after the notice is deposited, postage prepaid, registered or certified mail, return receipt requested, in the mail addressed to the other party's address as set forth in
Section 14 or such other more recent address, or if the mail is not used, the day it is delivered to the other party's last known address or to an officer of Adviser or of Sub-Adviser, as the case may be.

5.  COMPLIANCE WITH THE FUND'S POLICIES


     Sub-Adviser covenants and agrees that the investment planning, investment advice and services that it furnishes Adviser will be in accordance with the investment objective, policies, and limitations of each Portfolio as set forth in the Fund's Prospectus, SAI and Articles and shall be in compliance with the 1940 Act.

6.  TAX AND OTHER COMPLIANCE

     (a) Sub-Adviser understands that shares of the Portfolios will be sold to one or more separate accounts or sub-accounts of insurance companies as the funding medium for variable annuity contracts and variable life insurance policies ("variable products"); and that the variable products will not be treated as variable products for tax purposes if each Portfolio does not:

          1. meet the diversification requirements specified in Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder; and

          2. qualify as a "regulated investment company" under Subchapter M of the Code and any successor provision.

     (b) Sub-Adviser represents that it shall use its best efforts to manage and invest the Portfolios' assets in such a manner and, with regard to its duties under this Agreement, ensure that:

          1. each Portfolio complies with Section 817(h) of the Code, and the regulations issued thereunder, specifically Regulation Section 1.817-5, relating to the diversification requirements for variable annuity and variable life insurance contracts, and any amendments or other modifications to such Section or regulation;

          2. each Portfolio continuously qualifies as a "regulated investment company" under Subchapter M of the Code and any successor provision; and

          3. any and all applicable state insurance law restrictions, as amended from time to time, on investments that operate to limit or restrict the investments that a Portfolio may otherwise make are complied with.

7.  RECORDS

     (a) Sub-Adviser agrees that it will maintain all required records, memoranda, instructions or authorizations relating to the acquisition or disposition of assets of the Fund, including all books and records required to be maintained by the 1940 Act and the rules and regulations thereunder. In compliance with Rule 31a-3 of the 1940 Act, Sub-Adviser agrees to preserve for the periods described in Rule 31a-2 under the 1940 Act any records that it maintains for the Portfolios and that are required to be maintained by Rule 31a-1 under the 1940 Act. All records maintained by Sub-Adviser with respect to these functions shall be open at all times to inspection and audit by Adviser's and/or the Fund's authorized representatives, and any or all such records shall be delivered to the Fund upon demand. Any records maintained by Sub-Adviser with respect to such investment function are the property of the Fund.

     (b) Sub-Adviser shall assist and provide operational support in the audit of any records with respect to the services provided hereunder by Adviser's auditors, its firm of CPA's, the Insurance Department of any state, or upon the request of any governmental agency (local, municipal, county, state or federal). Copies of any files will be provided at cost.

     (c) Sub-Adviser shall provide, upon Adviser's request, any records which are necessary to file any report required by any federal, state or local government or agency. If such records are not timely provided, Sub-Adviser will pay any costs incurred by Adviser in compiling the necessary documentation.

     (d) The terms and conditions of any records generated by this agreement are confidential and shall be treated as such by Sub-Adviser and its employees.

8.  INFORMATION

     Adviser agrees that it will furnish to Sub-Adviser any information that Sub-Adviser may reasonably request with respect to the services performed or to be performed by Sub-Adviser under this agreement.

9.  LIABILITY OF SUB-ADVISER

     In providing the Portfolios with investment advice and other services as herein provided, neither Sub-Adviser nor any officer, director, employee or agent thereof shall be held liable by Adviser, the Fund, the Portfolios or any shareholder, director, or officer thereof or stockholders for errors of judgment or for anything except willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the terms of this agreement.

     It is further understood and agreed that Sub-Adviser may rely upon information furnished to it reasonably believed to be accurate and reliable.

     The federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which Adviser or the Fund may have under any federal securities laws.

10.  STATUS OF SUB-ADVISER

     Except as expressly provided or authorized in this agreement, Sub-Adviser shall have no authority to act for or represent Adviser or the Fund.

11.  CORPORATE AUTHORITY

     Sub-Adviser hereby certifies that it has full corporate power to enter into this agreement and perform its obligations thereunder, that such performance would not give rise to any violation of any other contract with respect to it or any of its subsidiaries or affiliated companies, and that the officer executing such agreement has full authority and right to do so.

     Sub-Adviser agrees that while this agreement is in effect, it will not amend its articles of incorporation or by-laws in a manner which would impair the ability to provide business management services and investment advice to the Portfolios.

12.  DEPARTMENT OF INSURANCE APPROVAL


     This agreement is executed by the parties with the understanding that it may be subject to the approval of or non-disapproval of the California Department of Insurance. In the event said approval or non-disapproval is not obtained or the Insurance Department disapproves this agreement Adviser shall have the unqualified right to terminate this agreement without any penalty.


13.  NOTICE

     Any notice under this agreement shall be given in writing, addressed and delivered, or mailed postpaid to:

        Adviser:       Transamerica Occidental Life Insurance Company
                    Corporate Secretary
                    1150 South Olive Street
                    Los Angeles, California 90015

        Sub-Adviser:  Transamerica Investment Services, Inc.
                    Corporate Secretary
                    1150 South Olive Street
                    Los Angeles, California 90015

14.  APPLICABLE LAW

     This agreement shall be construed in accordance with the laws of the State of California, and is subject to the provisions of the Advisers Act, the 1940 Act and the rules and regulations of the Securities and Exchange Commission.

15.  WAIVER

     Waiver by either party of any obligations of the other party does not constitute a waiver of any further or other obligation of the other party.

16.  MISCELLANEOUS

     The singular of any word used in this agreement includes the plural.

     Unless otherwise indicated herein, terms and phrases used in this Agreement shall have the meaning ascribed to them in the 1940 Act, the Advisers Act and the rules and regulations promulgated thereunder.

     All rights, powers and privileges conferred hereunder upon the parties shall be cumulative and shall not restrict those given by law.

     This agreement contains the entire agreement of the parties hereto and no prior representation, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect.

     This agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original and such counterparts together shall constitute but one and the same contract, which shall be sufficiently evidenced by any such original counterpart.

     The captions used in this agreement are solely for the convenience of the parties hereto and such captions do not constitute a part of this agreement.

     IN WITNESS WHEREOF, the parties have caused the signatures of their duly authorized officers to be hereto affixed.

TRANSAMERICA OCCIDENTAL LIFE                                TRANSAMERICA INVESTMENT
  INSURANCE COMPANY                                         SERVICES, INC.

By: -------------------------------------------------       By: -------------------------------------------------

Name: ----------------------------------------------        Name: ----------------------------------------------

Title:                                                      Title:
  -----------------------------------------------           -----------------------------------------------

                                   EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT

                                   EXHIBIT B
                                     TO THE
                       INVESTMENT SUB-ADVISORY AGREEMENT
                                    BETWEEN
           TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY ("ADVISER")
                                      AND
             TRANSAMERICA INVESTMENT SERVICES, INC. ("SUB-ADVISER")

     Pursuant to Section 3 of this Agreement, Adviser shall pay Sub-Adviser compensation at an effective annual rate as follows:

NAME OF PORTFOLIO                                       ANNUAL RATE OF COMPENSATION
-----------------                                       ---------------------------
Growth Portfolio.............................  0.30 of 1% of the Portfolio's average daily net assets up to $50 million; plus
                                               0.25 of 1% of the Portfolio's average daily
                                                 net assets from $50 million to $200
                                                 million; plus
                                               0.20 of 1% of the Portfolio's average daily
                                                 net assets of $200 million or more.
Money Market Portfolio.......................  0.15 of 1% of the Portfolio's average daily net assets.

                   TRANSAMERICA VARIABLE INSURANCE FUND, INC.

                            1150 SOUTH OLIVE STREET
                             LOS ANGELES, CA 90015


   The undersigned hereby appoints Gary U. Rolle and Regina M. Fink, and each of them, as proxies of the undersigned (the "Proxies"), each with full power to appoint his or her substitute, and hereby authorizes each of them to represent and vote all the shares of common stock of the Portfolio set forth on the reverse side of this proxy, held of record as of May 10, 1999 at the Special Meeting of Shareholders to be held at the executive offices of the Corporation, 1150 South Olive Street, Los Angeles, CA 90015 on June 16, 1999, at 9 a.m. (Pacific Time), and at any and all of the adjournments(s) or postponements(s) thereof.



   THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE CORPORATION. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT, FOR APPROVAL OF THE NEW INVESTMENT SUB-ADVISORY AGREEMENT, FOR ELECTION OF NOMINEES AND FOR RATIFICATION OF THE SELECTION OF THE INDEPENDENT PUBLIC ACCOUNTANTS. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting unless otherwise prohibited by the undersigned. A shareholder wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this proxy and return it in the envelope provided.


   The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of a Special Meeting of Shareholders and the Proxy Statement with respect thereto and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

   PLEASE VOTE, DATE AND SIGN ON REVERSE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

   Note: Please sign exactly as the name(s) appear(s) on this proxy card. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?                                          DO YOU HAVE ANY COMMENTS?

------------------------------------------------------------       ------------------------------------------------------------
------------------------------------------------------------       ------------------------------------------------------------
------------------------------------------------------------       ------------------------------------------------------------

   PLEASE MARK VOTES
 X
   AS IN THIS EXAMPLE

------------------------------------------------------------

                             TRANSAMERICA VARIABLE


                              INSURANCE FUND, INC.

------------------------------------------------------------

CONTROL NUMBER:

RECORD DATE SHARES:


                                                           ---------------------


 PLEASE BE SURE TO SIGN AND DATE THIS PROXY.      DATE

------------------------------------------------------------

           --SHAREHOLDER SIGN HERE--           --CO-OWNER SIGN HERE--
------------------------------------------------------------


PLEASE SIGN EXACTLY AS NAME APPEARS ABOVE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF SIGNING FOR A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



                                              FOR     AGAINST   ABSTAIN


       1. To approve the new investment      [ ]       [ ]       [ ]
          advisory agreement between the
          Portfolio and Transamerica
          Occidental Life Insurance
          Company.


       2. To approve the new investment      [ ]       [ ]       [ ]
          sub-advisory agreement, relating
          to the Portfolio, between
          Transamerica Occidental Life
          Insurance Company and
          Transamerica Investment
          Services, Inc.



                                            FOR THE
                                            NOMINEE   ABSTAIN

       3. To elect as directors the
          nominees listed below:


         GARY U. ROLLE                       [ ]       [ ]


         PETER J. SODINI                     [ ]       [ ]


         JON C. STRAUSS                      [ ]       [ ]


         DR. JAMES H. GARRITY                [ ]       [ ]




                                              FOR     AGAINST   ABSTAIN


       4. To ratify the selection by the     [ ]       [ ]       [ ]
          Board of Directors of Ernst &
          Young LLP as independent public
          accountants for the fiscal year
          ending December 31, 1999.





      Mark box at right if an address change or comment has been noted on the reverse side of this card.

                 TRANSAMERICA VARIABLE INSURANCE FUND -- (TVIF)

Questions and Answers for Proxy Solicitation Purposes -- May 19, 1999

1.   What is this document that I received in the mail?

     You received a proxy statement, which asks you to vote to approve a new investment advisory agreement and a new investment sub-advisory agreement, elect four members to the Board of Directors of your fund, and ratify the selection of the Fund's independent public accountants. You also received an instruction card that you should use to vote on these matters.

2.   What are the investment advisory and sub-advisory agreements?

     They are the agreements under which Transamerica Occidental Life Insurance Company and Transamerica Investment Services manage the securities portfolio and provide other business services your fund.

3. Why am I being asked to approve new investment advisory and sub-advisory agreements?

     Transamerica Corporation, the parent company of the investment adviser and the sub-adviser of the Fund, has agreed to be acquired by AEGON, a Netherlands insurance company that owns other U.S. insurance companies. Under the U.S. law that regulates your fund, the investment advisory and sub-advisory agreements automatically terminate when the advisers or, in this case, their parent company, is sold. In order for Transamerica Occidental Life Insurance Company and Transamerica Investment Services to continue to act as investment adviser and sub-adviser to your fund, the contract owners must vote to approve the new advisory and sub-advisory agreements.

4.   Will the sale of Transamerica affect the way that my fund is managed?

     The current plan is to maintain the facilities and organization of the adviser and sub-adviser as they relate to your fund.

5. Will fees increase? Are there any substantive changes to the investment advisory and sub-advisory agreements?

     No. The advisory and sub-advisory fees will remain the same. In addition, the investment advisory and sub-advisory agreements are, in all material respects, identical.

6.   What action do I need to take now?

     Your fund's Board of Directors has recommended that you vote to approve the investment advisory and sub-advisory agreements, that you vote for the election of the proposed Directors and that you vote to ratify the selection of your fund's independent public accounts. You should read the proxy statement and vote your units by marking the instruction card to approve the new agreements, elect the proposed Directors and ratify the selection of your fund's independent public accountants, if such is your intention, then place the instruction card in the envelope provided and send it back to us.

7. What happens if the new investment advisory and sub-advisory agreements are not approved?

     It would be up to the Board of Directors to decide how to best provide for the continued management of your fund in that case. In order to avoid any possible disruption to your fund, we are encouraging you to take the time to read the proxy statement, fill out the instruction card and send it back to us.

     Should you have any further questions, please contact Georgeson & Company at 800-223-2064.